Exhibit 99.1



November 5, 2002

United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir or Madam:

We have read Item 4 of Form 8-K dated November 5, 2002, of MaxxZone.com, Inc. and are in agreement with each of the statements containing information that relates to our firm set forth on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

If you have any questions or need additional information, please call me at 702-433-7075

Sincerely,
Chavez & Koch, CPA's, Ltd.

/s/ Tim Koch
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Tim Koch, CPA
Shareholder